Exhibit 10.2

ASPEN AEROGELS, INC.

AMENDMENT TO NOTE PURCHASE AGREEMENT

This Amendment to Note Purchase Agreement (this “Amendment”), is effective as of November 28, 2022, and is made by and among Aspen Aerogels, Inc., a Delaware corporation (the “Company”), and Wood River Capital, LLC, a Delaware limited liability company (the “Purchaser”). Except as expressly provided otherwise in this Amendment, capitalized terms used but not defined herein shall have the meanings ascribed to them in that certain Note Purchase Agreement dated as of February 15, 2022, by and among the Company and the Purchaser (the “NPA”).

WHEREAS, the Company and the Purchaser are party to the NPA, pursuant to which the Company previously issued Convertible Senior PIK Toggle Notes due 2027 (each a “Note” and collectively, the “Notes”) to the Purchaser;

WHEREAS, the Company and the Purchaser desire to amend the NPA, as described further herein; and

WHEREAS, Section 6.03 of the NPA provides that the NPA may be amended with the written consent of the Company and the Purchaser.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Section 4.02(a) of the NPA. Section 4.02(a) of the NPA is hereby amended and restated to read in its entirety as follows:

a. Notwithstanding anything in this Agreement to the contrary, the Purchaser shall not transfer any of the Notes or any shares of Company Common Stock issuable or issued upon conversion of the Notes to (i) any of its Affiliates that did not execute and deliver to the Company a Joinder becoming a Purchaser party to this Agreement or did not deliver to the Company a duly completed and executed applicable IRS Form, (ii) any transferee (or Affiliate thereof) included on the list of competitors of the Company included as Schedule B hereto, (iii) any Activist Investor (or Affiliate thereof) or (iv) any holder of more than 9% of the outstanding Company Common Stock at the time of such transfer (each such action also constituting a “Prohibited Transfer”). Any purported Prohibited Transfer in violation of this Section 4.02 shall be null and void ab initio.

2. Miscellaneous. This Amendment shall become effective and binding as of the first date written above. Except as amended and set forth above, the NPA and the Notes shall continue in full force and effect. This Amendment shall be governed by and construed under the laws of the State of New York, without regard to its conflict of laws provisions. This Amendment, together with the NPA, any agreement or document contemplated in the NPA, the Notes and all exhibits and schedules attached thereto, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof or thereof. This Amendment may be executed in any number of counterparts, each of which shall be enforceable, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment on the day, month and year first set forth above.

COMPANY:

ASPEN AEROGELS, INC.

By:	/s/ Donald R. Young
Name: Donald R. Young
Title: President and CEO

[SIGNATURE PAGE TO AMENDMENT TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Amendment on the day, month and year first set forth above.

PURCHASER:

WOOD RIVER CAPITAL, LLC

By:	/s/ Matthew Orr
Name: Matthew Orr
Title: President

[SIGNATURE PAGE TO AMENDMENT TO NOTE PURCHASE AGREEMENT]